SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2003

Star Gas Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	06-1437793
(State or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

33-98490
(Commission File Number)

2187 Atlantic Street, Stamford, CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-328-7300

Item 5. Other Events.

In February 2003, Star Gas Partners, L.P., a Delaware limited partnership (the “Partnership”), and its wholly-owned subsidiary, Star Gas Finance Company, a Delaware corporation, completed a Rule 144A offering of $200 million of debt securities. The purpose of this Form 8-K is to update the previously filed historical financial statements of the Partnership to note the formation of Star Gas Finance Company as well as to provide additional disclosures as required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, to refile the historical financial statements of Meenan Oil Co., L.P., a Delaware limited partnership (“Meenan”), previously filed on the Partnership’s Form 8-K dated November 4, 2002, without the inclusion of Meenan’s pro forma financial information and to file the balance sheets of Star Gas LLC, a Delaware limited liability company and the sole general partner of the Partnership, as set forth in Item 7 hereof.

Item 7. Financial Statements and Exhibits.

(a)	Audited annual historical financial statements of the Partnership as of September 30, 2001 and 2002 and for each of the years in the three-year period ended September 30, 2002.

(b)	Audited annual historical financial statements of Meenan as of June 30, 2001, and 2000, and for each of the years in the three-year period ended June 30, 2001.

(c)	Audited balance sheets of Star Gas LLC as of September 30, 2001 and 2002.

(d)	Exhibits:

Exhibit Number	Exhibit

23.1	Consent of KPMG LLP to the Partnership financial statements and the Star Gas LLC balance sheets.

23.2	Consent of KPMG LLP to the Meenan financial statements.

99.1	Audited annual historical financial statements of the Partnership as of September 30, 2001 and 2002 and for each of the years in the three-year period ended September 30, 2002.

99.2	Audited annual historical financial statements of Meenan as of June 30, 2001 and 2000 and for each of the years in the three-year period ended June 30, 2001.

99.3	Audited balance sheets of Star Gas LLC as of September 30, 2001 and 2002.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P. By: Star Gas, LLC, as General Partner

By:	/s/ JAMES BOTTIGLIERI
James Bottiglieri
Vice President

Date: March 17, 2003

3

INDEX TO EXHIBITS

Exhibit Number	Exhibit

23.1	Consent of KPMG LLP to the Partnership financial statements and the Star Gas LLC balance sheets.

23.2	Consent of KPMG LLP to the Meenan financial statements.

99.1	Audited annual historical financial statements of the Partnership as of September 30, 2001 and 2002 and for each of the years in the three-year period ended September 30, 2002.

99.2	Audited annual historical financial statements of Meenan as of June 30, 2001 and 2000 and for each of the years in the three-year period ended June 30, 2001.

99.3	Audited balance sheets of Star Gas LLC as of September 30, 2001 and 2002.

4